                           SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

                          Filed by the Registrant [X]
                Filed by a Party other than the Registrant [_]
                           Check the appropriate box:

 [_]Preliminary Proxy Statement    [_]Confidential, for Use of the Commission

                Only (as permitted by Rule 14a-6(e)(2))

                         [X]Definitive Proxy Statement
                      [_]Definitive Additional Materials
     [_]Soliciting Material Pursuant to (S)240.14a-11(c) or (S) 240.14-12

               Security Capital Employee REIT Fund Incorporated
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

              Payment of Filing Fee (Check the appropriate box):
                              [X]No fee required.
  [_]Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      (1)Title of each class of securities to which transaction applies:

      (2)Aggregate number of securities to which transaction applies:

   (3)Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

              (4)Proposed maximum aggregate value of transaction:

                               (5)Total fee paid:

              [_]Fee paid previously with preliminary materials.
[_]Check box if any part of the fee is offset as provided by Exchange Act Rule
   0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
                          (1)Amount previously paid:
--------------------------------------------------------------------------------

               (2)Form, Schedule or Registration Statement no.:
--------------------------------------------------------------------------------

                               (3)Filing Party:
--------------------------------------------------------------------------------

                                (4)Date Filed:
--------------------------------------------------------------------------------

                SECURITY CAPITAL EMPLOYEE REIT FUND INCORPORATED

                                   Notice of
                            Meeting of Shareholders
                               December 12, 1997

To the Shareholders:

     A special meeting ("Meeting") of the shareholders of Security Capital Employee REIT Fund Incorporated ("Fund") will be held at the principal executive offices of Security Capital (US) Management Group Incorporated, 11 South LaSalle Street, Second Floor, Chicago, Illinois 60603, on December 12, 1997 at 10:00 a.m., Central time for the following purposes:

     1. To approve a Distribution and Service Plan for Class I shares and a Distribution and Service Plan for Class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended;

     2. To approve an amended investment advisory agreement between the Fund and Security Capital (US) Management Group Incorporated (formerly Security Capital Investment Research Group Incorporated) with a reduced management fee;

     3. To elect two (2) directors to hold office until their successors are elected and qualified;

     4. To amend the fundamental investment objective of the Fund to clarify that the Fund will invest primarily in real estate securities; and

     5. To transact such other business as may properly come before the meeting and any adjournments thereof.

     You will be entitled to notice of, and to vote at, the Meeting and any adjournments thereof, if you owned shares of the Fund at the close of business on November 25, 1997. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting please complete, date, sign and return the enclosed proxy card in the enclosed postage paid envelope.

                              By Order of the Board of Directors,

                              /s/ Jeffrey C. Nellessen
                              Jeffrey C. Nellessen
                              Secretary


December 2, 1997

               SECURITY CAPITAL EMPLOYEE REIT FUND INCORPORATED

                            11 South LaSalle Street
                                 Second Floor
                            Chicago, Illinois 60603

                         -----------------------------

                                PROXY STATEMENT

                         -----------------------------


     This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Directors ("Board") of Security Capital Employee REIT Fund Incorporated ("Fund") for use at the special meeting ("Meeting") of the Fund's shareholders on December 12, 1997. The Meeting will be held at the principal executive offices of the Fund's investment adviser, Security Capital (US) Management Group Incorporated ("SC(US)MG"), at 11 South LaSalle Street, Second Floor, Chicago, Illinois 60603, at 10:00 a.m. Central time, for the purposes set forth in the Notice of Meeting.

     The Fund's shareholders of record as of the close of business on November 25, 1997 ("Record Date"), are entitled to notice of and to vote at the Meeting and any adjournment thereof. Each full share outstanding is entitled to one vote, each fractional share outstanding is entitled to the corresponding proportion of one vote, with respect to each matter voted upon by the shareholders of the Fund. Class I shareholders have exclusive voting rights with respect to matters relating solely to Class I shares and Class R shareholders have exclusive voting rights with respect to matters relating solely to Class R shares.

     All costs associated with the Meeting, including the solicitation of proxies, will be borne by the Fund. The solicitation of proxies will be made primarily by mail but also may be made by telephone and/or personal contact by directors and officers of the Fund and by regular employees of SC(US)MG of its affiliates.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your directions as indicated thereon if your proxy is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you properly execute your proxy card and give no voting instructions, your shares will be voted in favor of the proposals described in this Proxy Statement. You may revoke your proxy statement at any time prior to its exercise at the Meeting by written notice to the Fund, by execution of a subsequent proxy or by voting in person at the Meeting.

     A quorum of a majority of the Fund's issued and outstanding Class I shares and Class R shares as of the close of business on the Record Date represented in person or by proxy, must be present for the transaction of business at the Meeting. In the absence of a quorum or in the event that a quorum is present at the meeting but sufficient votes to approve the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR the proposal in favor of such an adjournment, and will vote those required to vote AGAINST any such proposal against such adjournment.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for the purpose of determining whether a quorum is present but will not be counted as votes cast for the purposes of determining whether sufficient votes have been received to approve a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against any proposal where the required vote is a percentage of the shares present.

     The Notice and Proxy Statement are being mailed to shareholders on or about December 2, 1997.

                                   BACKGROUND


     Currently, the Fund issues one class of shares to directors, trustees and employees of Security Capital Group Incorporated ("Security Capital Group") and its affiliates and members of their families ("SC Employees"). On November 25, 1997, the Board adopted a multiple class plan pursuant to Rule 18f-3 under the Investment Company Act of 1940, as amended ("1940 Act"), pursuant to which Class I shares will be offered to institutional investors and Class R shares will be offered to SC Employees and other retail investors. Accordingly, shares of the Fund owned by existing shareholders who have invested $250,000 or more will be designated Class I shares and shares of the Fund owned by shareholders who have invested less than $250,000 will be designated Class R shares.

       At present, the Fund receives no distribution services and incurs no distribution expenses. On November 25, 1997, the Board approved, subject to shareholder approval, a Distribution and Service Plan for Class I shares and a Distribution and Service Plan for Class R shares ("Plans") pursuant to Rule 12b-1 under the 1940 Act to finance the distribution of the Fund's shares and the provision of services to the Fund's shareholders by the Fund's distributor, Security Capital Markets Group Incorporated ("Capital Markets"). The annual compensation payable to Capital Markets under each Plan is .25% of the average daily net assets of the applicable class, on an annual basis. On November 25, 1997, the Board also approved, and recommended that the shareholders approve, an amended investment advisory agreement between the Fund and SC(US)MG ("Amended Advisory Agreement"). The Amended Advisory Agreement provides for SC(US)MG to furnish the same investment management services to the Fund that SC(US)MG provides under the investment advisory agreement currently in effect ("Advisory Agreement"), for compensation equal to .25% less, on an annual basis, than the compensation payable under the Advisory Agreement. Proposal 1 requests shareholder approval of the Plans and Proposal 2 requests shareholder approval of the Amended Advisory Agreement.

     On October 9, 1997 the Board elected George F. Keane, Director, and on November 25, 1997, the Board elected Robert H. Abrams, Director; each to serve
until elected by the Fund's shareholders.   Proposal 3 requests that
shareholders elect George F. Keane and Robert H. Abrams to serve on the Board until their successors are elected and qualified.

     On November 25, 1997 the Board voted to change the Fund's name to Security Capital U.S. Real Estate Shares Incorporated to reflect the future offering of the Fund's shares to institutional and retail investors. In connection with the name change, the Board has determined, subject to shareholder approval, to modify the Fund's fundamental investment policy to provide that the Fund will invest primarily in real estate securities. Proposal 4 requests that shareholders approve of the amendment of the Fund's fundamental investment objective to clarify that the Fund will invest primarily in real estate securities.

     The following tables and examples reflect the current fees paid by the Fund's Class I and Class R shareholders and the fees that would be paid by each class if Proposal 1 and Proposal 2 are adopted.


                               Class I Fee Table

Shareholder Transaction Expenses:                        Current       Proposed
                                                         --------      ---------
  Maximum sales charge on purchases and
  Reinvested distributions.............................  None          None
  Redemption Fee.......................................  None          None
Annual Fund Operating Expenses (after expense waivers
  and/or reimbursements, as a percentage of
  average net assets):
  Management fees......................................  0.85%         0.60%
  12b-1 fees...........................................  None          0.25%
  Other expenses (1)(2)................................  0.29%         0.15%
  Total Fund operating expenses (2)....................  1.14%         1.00%


-----------

(1) Based upon the experience of the Fund, since April 23, 1997, the effective date of the Fund's registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, management estimates a reduction in other expenses in connection with the offering of Class I shares to institutional investors.

(2) Under the Advisory Agreement, SC(US)MG has committed to waive fees and/or reimburse expenses to maintain the Fund's total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses, at no more than 1.20% of the Fund's average daily net assets for the year ending December 31, 1997. Under a sponsorship agreement with the Fund, SC(US)MG has committed to waive fees and/or reimburse expenses to maintain the Fund's total Class I operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses, at no more than 1.00% of the Fund's Class I average daily net assets for the year ending December 31, 1998. Management estimates that without such waiver or reimbursement, actual total fund operating expenses would be 1.10% of the Fund's Class I average daily net assets.

Example

                                     One               Three             Five               Ten
                                     Year              Years             Years             Years
                                     ----              -----             -----             -----
                                 Current Proposed  Current Proposed  Current Proposed  Current Proposed
                                 ------- --------  ------- --------  ------- --------  ------- --------
A shareholder would bear
the following expenses on
a $1,000 investment,
assuming: a five percent
annual return and
operating expenses as
outlined in the fee table
above                              $12    $11          $36    $35      N/A     $61       N/A    $134



                               Class R Fee Table

Shareholder Transaction Expenses:                        Current   Proposed
                                                         --------  ---------
  Maximum sales charge on purchases and
  Reinvested distributions.............................  None      None
  Redemption Fee.......................................  None      None
Annual Fund Operating Expenses (after expense waivers
  and/or reimbursements, as a percentage of
  average net assets):
  Management fees......................................  0.85%     0.60%
  12b-1 fees...........................................  None      0.25%
  Other expenses (1)..................................   0.29%     0.30%
  Total Fund operating expenses (2)....................  1.14%     1.15%


-----------

(1) Based upon the experience of the Fund, since April 23, 1997, the effective date of the Fund's registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, management estimates a .01% increase in other expenses in connection with the offering of Class R shares to a broader market of retail investors.

(2) Under the Advisory Agreement, SC(US)MG has committed to waive fees and/or reimburse expenses to maintain the Fund's total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses, at no more than 1.20% of the Fund's average daily net assets for the year ending December 31, 1997. Under a sponsorship agreement with the Fund, SC(US)MG has committed to waive fees and/or reimburse expenses to maintain the Fund's total Class R operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses, at no more than 1.15% of the Fund's Class R average daily net assets for the year ending December 31, 1998.


Example

                                     One               Three             Five               Ten
                                     Year              Years             Years             Years
                                     ----              -----             -----             -----
                                 Current Proposed  Current Proposed  Current Proposed  Current Proposed
                                 ------- --------  ------- --------  ------- --------  ------- --------
A shareholder would bear
the following expenses on
a $1,000 investment,
assuming: a five percent
annual return and
operating expenses as
outlined in the fee table
above                              $12    $12          $36    $37      N/A     $63       N/A    $140


                                  PROPOSAL 1

         TO APPROVE A DISTRIBUTION AND SERVICE PLAN FOR CLASS I SHARES
            AND A DISTRIBUTION AND SERVICE PLAN FOR CLASS R SHARES
                   PURSUANT TO RULE 12b-1 UNDER THE 1940 ACT

Existing Distribution Arrangements

   Currently, Capital Markets, an affiliate of SC(US)MG, serves without charge as distributor of the Fund's shares. In this capacity, Capital Markets, as agent for the Fund, sells the Fund's shares on a best efforts continuous basis to SC Employees against orders to purchase shares.



The Plans

   In connection with the implementation of a multi-class structure, the Board has determined that it is in the best interests of the Fund and its shareholders to adopt the Plans to facilitate the distribution of the Fund's shares and the provision of services to maintain shareholder accounts. The terms of the Plan for Class R shares and the Plan for Class I shares are identical. Class R shareholders will vote exclusively on the Plan for Class R shares and Class I shareholders will vote exclusively on the Plan for Class I shares. A copy of the Plan for Class R shares is attached to this Proxy Statement as Exhibit A and a copy of the Plan for Class I shares is attached to this Proxy Statement as Exhibit B.

   Under a Plan, the Class I shares or the Class R shares of the Fund, as applicable, would pay Capital Markets a fee for distribution activities in connection with the sale of shares and services provided to maintain shareholder accounts. The aggregate distribution fee and service fee payable under each Plan would be .25%, on an annual basis, of the average daily net assets of the applicable class of shares. To the extent the distribution and service fee exceeds the expenses of distribution and shareholder servicing activities, Capital Markets could retain such excess as compensation for its services and may realize a profit from these arrangements. Capital Markets does not anticipate that the distribution and service fee will exceed distribution and service expenses. Payments would be made under the Plans pursuant to a distribution and servicing agreement ("Distribution Agreement").

   Under the Distribution Agreement, Capital Markets, as principal underwriter of the Class I and the Class R shares would provide distribution services primarily intended to result in the sale of Class I and Class R shares. Capital Markets also would provide services to Class I and Class R shareholders, which may include the provision of information and explanations concerning Class I and Class R shareholder investments and the status of shareholder accounts. Capital Markets would be compensated under the Plans for compensation paid to and expenses incurred by officers, employees and sales representatives, allocable overhead, telephone and travel expenses, the printing of prospectuses and reports for other than the existing shareholders, the preparation and distribution of sales literature, advertising of any type and all other expenses incurred in connection with the provision of distribution and shareholder services. The Plans would authorize Capital Markets to pay a portion of the distribution and service fee it receives from the Fund to other broker-dealers who sell Class I and Class R shares to compensate such other broker-dealers for providing distribution and shareholder services.

   The Plans are compensation plans which provide for the payment of a specified distribution and service fee to Capital Markets without regard to the distribution and service expenses actually incurred by Capital Markets. If a Plan is terminated by the Board and no successor Plan is adopted, the applicable class of shares would cease to make payments to Capital Markets, and Capital Markets would be unable to recover the amount of any of its unreimbursed distribution or shareholder servicing expenditures.


   Each Plan would require that Capital Markets furnish to the Board, at least quarterly, a written report of the amounts expended pursuant to the Plan and the purposes for which such expenditures were made. While a Plan is in effect, the selection and nomination of the Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act ("Independent Directors") would be committed to the discretion of the Independent Directors who have no financial interest in the operation of the Plan or any related agreement ("Independent Plan Directors").

   As required by Rule 12b-1 under the 1940 Act, if approved by the Class I shareholders and the Class R shareholders, the Plans would continue in effect from year to year, provided such continuance is approved annually by a vote of the Board, including a majority of the Independent Plan Directors. A Plan may be terminated at any time, without penalty, by the vote of a majority of the Independent Plan Directors or by a vote of a majority of the outstanding Class I or Class R shares of the Fund. All material amendments of a Plan must be approved by a vote of a majority of the outstanding Class I or Class R shares, as applicable, and by a vote of the Directors, including a vote of the Independent Plan Directors, cast in person at a meeting called for that purpose.


Director Consideration of the Distribution Plans

   At a meeting held on November 25, 1997, the Directors, including a majority of the Independent Plan Directors, approved the Plans and recommended that each Plan be submitted to shareholders for approval. Prior to approving the Plans, the Directors reviewed detailed information relating to the Plans including financial evaluations furnished by the Fund's sub-administrator. Among the matters considered by the Board with respect to the Class I and the Class R shares were:

1. the cost of the Plans to Class I and Class R shareholders;

2. whether the distribution and shareholder services to be provided by Capital Markets under the Plans would result in the sale and retention of Class I and Class R shares;

3. the benefits to the Class I and Class R shares of the Fund from Capital Market's ability to attract and retain a professional staff to provide distribution and shareholder services under the Plans;

4. the effect of the cost of the Plans on the performance of Class I and Class R shareholder investments over various periods of time;

5. the mutual fund industry's practices in the past several years of adopting and maintaining plans similar to the Plans;

6. the benefit to SC(US)MG, an affiliate of Capital Markets, whose fees for providing investment management and administrative services to the Fund are based on the level of the Fund's assets, if distribution services provided under the Plans result in increased sales of the Fund's Class I and Class R shares; and

7. the merits of possible alternatives to the Plans.

   Following its consideration, the Board, including the Independent Plan Directors, concluded that the fees payable pursuant to the Plans were reasonable in view of the services that would be provided by Capital Markets and the benefits of the Plans to the Class I and the Class R shares of the Fund. The Directors, including the Independent Plan Directors, determined that the implementation of the Plans would be in the best interests of the shareholders and would have a reasonable likelihood of benefitting the Fund and its shareholders. The Directors, however, recognized that there was no assurance that the benefits sought pursuant to the Plans would be achieved nor when or in what period of time the benefits might be realized.

   If this Proposal is not approved by either the Class I or Class R shareholders, there will be no distribution arrangement in effect for that class of shares. In this event, the Board may consider such further action as may be appropriate, and Capital Markets has advised the Board that, if a Plan is not approved by one or both classes of shares, it may consider the development of a modified Plan for presentation to the Board and the shareholders.

Required Vote

   Approval of each Plan requires the affirmative vote of the holders of the lesser of (i) 67% of the Class I shares or the Class R shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding Class I shares or the Class R shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding Class I shares or Class R shares of the Fund entitled to vote at the Meeting.


                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE
                 SHAREHOLDERS VOTE "FOR" THE DISTRIBUTION AND
         SERVICE PLANS PURSUANT TO RULE 12b-1 UNDER THE 1940 ACT


                                  PROPOSAL 2

              TO APPROVE AN AMENDED INVESTMENT ADVISORY AGREEMENT
                             BETWEEN THE FUND AND
              SECURITY CAPITAL (US) MANAGEMENT GROUP INCORPORATED

Description of the Advisory Agreement

   Under the Advisory Agreement, SC(US)MG provides a continuous investment program for the Fund and is responsible for the investment and reinvestment of the Fund's assets, including the placement of orders for the purchase and sale of the Fund's portfolio securities. Pursuant to this authority, SC(US)MG selects brokers and dealers to execute purchase and sale orders for the Fund's portfolio transactions. Under the Advisory Agreement, SC(US)MG has agreed, at its own expense, to pay the fees and expenses associated with the printing and mailing of the Fund's prospectus and sales literature to parties other than existing shareholders. SC(US)MG also has committed to waive fees, and/or reimburse expenses to maintain the Fund's total operating expenses, other than brokerage fees and commissions, interest, taxes and other extraordinary expenses, at no more than 1.20% of the Fund's average daily net assets for the year ending December 31, 1997.

   As compensation for SC(US)MG's services under the Advisory Agreement, the Fund has paid SC(US)MG, each month, an amount equal to 1/12 of .85% of the Fund's average daily net assets (approximately .85% on an annual basis). The advisory fee is payable in arrears on the last day of each calendar month. If the Advisory Agreement terminates prior to the end of a month, the Advisory Fee is prorated to cover the portion of the month during which services were provided. For the period April 23, 1997 (the effective date of the Fund's registration statement under the Securities Act of 1933, as amended) through September 30, 1997, the Fund paid SC(US)MG advisory fees in the amount of $393,502.

   Under the Advisory Agreement, SC(US)MG will not be liable to the Fund or any Fund shareholder for any act or failure to act in connection with the rendering of services under the Advisory Agreement or for any mistake of judgment in the absence of wilful misfeasance, bad faith, gross negligence, or reckless disregard of obligations or duties by the Adviser. By its terms, the Advisory Agreement is effective for a two-year period and may be continued for successive twelve month periods (computed from each January 1) provided its continuance is approved annually (i) by the vote of a majority of the Board, including a majority of the Independent Directors, or (ii) by the vote of the holders of a majority of the outstanding voting securities of the Fund. The Advisory Agreement is terminable, without penalty, by the Fund, by a vote of a majority of the outstanding voting securities or by a vote of the Board on 60 days' written notice to SC(US)MG, or by SC(US)MG on sixty days prior written notice to the Fund. The Advisory Agreement terminates automatically upon its assignment.


   The Advisory Agreement was initially approved by the Board and by the unanimous written consent of the Fund's sole shareholder on April 11, 1997.

 The Amended Advisory Agreement

   On November 25, 1997, the Board, including a majority of the Independent Directors, approved the Amended Advisory Agreement subject to shareholder approval. The terms and conditions of the Amended Advisory Agreement are identical to the terms and conditions of the Advisory Agreement, except as to the effective and termination dates, the reduction of the advisory fee, and the expense waiver and/or reimbursement, described below. The Amended Advisory Agreement also reflects the existence of the new multi-class structure. The duties that SC(US)MG is required to perform under the Amended Advisory Agreement are identical to those performed by SC(US)MG under the Advisory Agreement and would be performed by the same personnel. Accordingly, the Fund would receive the same advisory services under the Amended Advisory Agreement as it receives under the Advisory Agreement.

   Under the Amended Advisory Agreement, SC(US)MG would receive a monthly fee in an amount equal to 1/12 of .60% of the Fund's average daily net assets (approximately .60% of an annual basis). Under a separate sponsorship agreement, SC(US)MG has committed to waive fees and/or reimburse expenses to maintain the total operating expenses, other than brokerage fees and commissions, interests, taxes and other extraordinary expenses, of the Class I shares at no more than 1.00% of the Class I average daily net assets and the Class R shares at no more than 1.15% of the Class R average daily net assets for the year ending December 31, 1998. If the Amended Advisory Agreement had been in effect from April 23, 1997 (the effective date of the

Fund's registration statement under the 1933 Act) through September 30, 1997, the Fund would have paid SC(US)MG advisory fees in the amount of $277,806 which is 68% of the amount of advisory fees paid to SC(US)MG under the Advisory Agreement.

   A copy of the Amended Advisory Agreement is attached to this Proxy Statement as Exhibit C.

   If the Amended Advisory Agreement is approved by the shareholders, it will become effective immediately for an initial two-year period. Thereafter, the Amended Advisory Agreement will continue in effect for successive twelve-month periods, provided that such continuance is specifically approved at least annually by the Board, including a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of the Fund.

Security Capital (US) Management Group Incorporated

   SC(US)MG, the Fund's investment adviser, is a Maryland corporation organized in December 1996. SC(US)MG is a wholly-owned subsidiary of Security Capital Group, a real estate research, investment and management company. The principal business address of Security Capital Group is 125 Lincoln Avenue, Santa Fe, New Mexico 87501 and the principal business address of SC(US)MG is 11 LaSalle Street, Second Floor, Chicago, Illinois 60603.

   SC(US)MG's directors and principal executive officers and their principal occupations are listed below. Anthony R. Manno Jr., the Chairman of the Board, Managing Director and President of the Fund, serves as Managing Director and President of SC(US)MG, John H. Gardner, Jr., Managing Director of the Fund serves as Managing Director of SC(US)MG and Kenneth D. Statz, Managing Director of the Fund serves as Managing Director of SC(US)MG. Jeffrey C. Nellessen, Vice President, Secretary and Treasurer of the Fund, is Vice President, Secretary and Treasurer of SC(US)MG, and Kevin W. Bedell, Senior Vice President of the Fund, is Senior Vice President of SC(US)MG. The business address of each director and principal executive officer of SC(US)MG is 11 South LaSalle Street, Second Floor, Chicago, Illinois 60603.

             DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF SC(US)MG

                             Position(s) with  Principal Occupation(s) During
Name                         Adviser           Past 5 Years
----                         ----------------  ------------------------------
Anthony R. Manno Jr.*/       Managing          Managing Director and President
                             Director and      of SC(US)MG since March 1997
                             President         where he is responsible for
                                               overseeing all investment and
                                               capital allocation matters for
                                               SC(US)MG's public market
                                               securities activities and also
                                               responsible for company and
                                               industry analysis, market
                                               strategy and trading and
                                               reporting; Chairman of the
                                               Board, President and Managing
                                               Director of the Fund since April
                                               1997; from January 1995 to March
                                               1997, he was Managing Director
                                               of SC(US)MG where he performed
                                               the same functions.  Mr. Manno
                                               was a member of the Investment
                                               Committee of Security Capital
                                               Group from March 1994 to June
                                               1996.  Prior to joining Security
                                               Capital, Mr. Manno was a
                                               Managing Director of LaSalle
                                               Partners Limited from March 1980
                                               to March 1994.  Mr. Manno
                                               received his M.B.A. from the
                                               University of Chicago Graduate
                                               School of Business, an M.A. and
                                               B.A. in Economics from
                                               Northwestern University and is a
                                               Certified Public Accountant.

                             Position(s) with  Principal Occupation(s) During
Name                         Adviser           Past 5 Years
----                         ----------------  ------------------------------
John H. Gardner, Jr.*/       Managing          Managing Director of SC(US)MG
                             Director          since July 1997 and Managing
                                               Director of the Fund since July
                                               1997.  Prior thereto, Director
                                               of Security Capital Pacific
                                               Trust ("PTR") and the  PTR REIT
                                               Manager from February 1995 to
                                               June 1997 and Senior Vice
                                               President of Security Capital
                                               Atlantic Incorporated
                                               ("ATLANTIC"), PTR and the PTR
                                               REIT Manager from September 1994
                                               to June 1997, where he had
                                               overall responsibility for asset
                                               management and multifamily
                                               dispositions.  Prior to joining
                                               Security Capital, Mr. Gardner
                                               was with Copley Real Estate
                                               Advisors as a Managing Director
                                               and Principal responsible for
                                               portfolio management from
                                               January 1991 to September 1994
                                               and as a Vice President and
                                               Principal of asset management
                                               from December 1984 to December
                                               1990.  From July 1977 to
                                               November 1984, Mr. Gardner was a
                                               Real Estate Manager with the
                                               John Hancock Companies.  Mr.
                                               Gardner received his M.S. in
                                               Computer Information Systems
                                               from Bentley College and his
                                               B.S. in Accounting from
                                               Stonehill College.

Jeffrey C. Nellessen */      Vice President,   Vice President, Secretary and
                             Secretary and     Treasurer of SC(US)MG since
                             Treasurer         March 1997, Vice President of the
                                               Fund since November 1997 and
                                               Secretary and Treasurer of the
                                               Fund since April 1997. Prior
                                               thereto, from June 1988 to March
                                               1997, he was Controller, Manager
                                               of Client Administration and
                                               Compliance Officer at Strong
                                               Capital Management, Inc. Mr.
                                               Nellessen is a Certified Public
                                               Accountant, Certified Management
                                               Accountant and Certified
                                               Financial Planner. He received
                                               his B.A. from the University of
                                               Wisconsin, Madison.

                             Position(s) with  Principal Occupation(s) During
Name                         Adviser                     Past 5 Years
----                         ----------------  ------------------------------
Kenneth D. Statz */          Managing          Managing Director of SC(US)MG
                             Director          since November 1997 where he is
                                               responsible for the development
                                               and implementation of portfolio
                                               investment strategy.  Prior
                                               thereto, Senior Vice President
                                               from July 1996 to October 1997
                                               and Vice President from May 1995
                                               to June 1996. Prior to joining
                                               Security Capital, Mr. Statz was
                                               a Vice President in the
                                               investment research department
                                               of Goldman, Sachs & Co., from
                                               February 1993 to January 1995,
                                               concentrating on research and
                                               underwriting for the REIT
                                               industry. Prior thereto, Mr.
                                               Statz was a real estate stock
                                               portfolio manager and a managing
                                               director of Chancellor Capital
                                               Management from August 1982 to
                                               February 1992.  Mr. Statz
                                               received his M.B.A. and B.B.A.
                                               from the University of
                                               Wisconsin, Madison.

Kevin W. Bedell */           Senior Vice       Senior Vice President of SC(US)MG
                             President         since November 1997 and Vice
                                               President of SC(US)MG since July
                                               1996, where he is responsible for
                                               directing the activities of the
                                               industry/company research group
                                               and providing in-depth
                                               proprietary research on publicly
                                               traded real estate companies in
                                               the office and industrial
                                               sectors. Prior to joining
                                               SC(US)MG, Mr. Bedell spent 9
                                               years with LaSalle Partners
                                               Limited where he was Equity Vice
                                               President and Portfolio Manager
                                               responsible for the strategic,
                                               operational and financial
                                               management of a private REIT with
                                               commercial real estate
                                               investments of $600-800 million.
                                               Mr. Bedell received his M.B.A.
                                               from the University of Chicago
                                               and his B.A. from Kenyon College.

--------------------

*/  Mr. Manno owns 1,128 shares of Security Capital Group Class A Common Stock;
-
Mr. Gardner owns 3,600 shares of Security Capital Group Class A Common Stock; Mr. Nellessen owns 4,800 shares of Security Capital Group Class A Common Stock; Mr. Statz owns 5,000 shares of Security Capital Group Class A Common Stock; and Mr. Bedell owns 1,858 shares of Security Capital Group Class A Common Stock.

     SC(US)MG does not serve as investment adviser or investment sub-adviser to any registered investment companies with similar investment objectives to the Fund.

Affiliated Broker

     The Fund's distributor, Capital Markets, a registered broker-dealer, is a wholly-owned subsidiary of Security Capital Group Incorporated. The Fund has not and does not intend to utilize the services of Capital Markets to execute trades. Accordingly, the Fund has paid no commissions to Capital Markets.

Evaluation by the Board of Directors

     At a meeting held on November 25, 1997, the Board, including the Independent Directors, approved the Amended Advisory Agreement and recommended that the Amended Advisory Agreement be submitted to the shareholders for their approval. The Directors approved the Amended Advisory Agreement because they believed that the reduced advisory fee would benefit both the Fund and the shareholders. The factor the Board considered most important was that the reduction in the advisory fee would not reduce the quality or the scope of the investment advisory services provided to the Fund by SC(US)MG and that SC(US)MG's obligations to the Fund would remain the same in all respects.

Required Vote

     Approval of the Amended Advisory Agreement requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares present at the Meeting, if the holders of more than 50% of the outstanding share are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding shares entitled to vote at the Meeting. If the Amended Advisory Agreement is not approved by shareholders at the Meeting, the Board will take such action as it deems appropriate.


            THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS
                   VOTE "FOR" THE AMENDED ADVISORY AGREEMENT


                                   PROPOSAL 3

                             ELECTION OF DIRECTORS

     The Fund currently has four Directors, Anthony R. Manno Jr., Stephen F. Kasbeer, George F. Keane and Robert H. Abrams. Two of the Funds's four Directors, Mr. Manno and Mr. Kasbeer, have been elected by shareholders to hold office until their successors are elected and qualified. Mr. Manno, who serves as Chairman of the Board and President of the Fund, is an "interested person" of the Fund within the meaning of Section 2(a)(19) of the 1940 Act

("Interested Director") by virtue of his association with SC(US)MG. Mr. Kasbeer is an Independent Director.

     On October 9, 1997, the Board elected Mr. Keane, and on November 25, 1997, the Board elected Mr. Abrams, to serve as Independent Directors of the Fund until elected to the Board by the Fund's shareholders. On November 25, 1997, the Board recommended that Class R shareholders elect Mr. Keane and Mr. Abrams at the Meeting to serve as Independent Directors of the Fund until their successors are elected and qualified.

     The Board has appointed an Audit Committee to make recommendations to the Board regarding the selection of auditors for the Fund and to confer with the auditors concerning the scope and results of each audit. Mr. Kasbeer is the sole member of the Audit Committee. As of the date of this Proxy Statement, the Audit Committee has held no meetings.

     It is the intention of the persons named in the accompanying Proxy to vote for the election of each of the persons named below. The nominees have indicated a willingness to serve if elected by shareholders. If a nominee should not be available for election due to unforseen circumstances, it is the intention of the persons named in the accompanying Proxy to vote for such other person as the Directors may recommend.

Director/Nominee Information

Name, Age, Business Experience                               Class R Shares
During Past Five Years and Other                         Beneficially Held As of
Relevant Information                    Director  Since     November 1, 1997
--------------------                    ---------------     ----------------
George F. Keane* 68                         November              None
Chairman of the Trigen Energy               25, 1997
Corporation since 1994. As founding
chief executive of The Common Fund
in 1971 and Endowment Realty Investors
in 1988, Mr. Keane for many years
headed an investment management
service for colleges, universities
and independent schools that managed
$15 billion for 1,200 education
institutions when he became
President Emeritus of The Common
Fund in 1993. He has served as a
member of the Investment Advisory
Committee of the $75 billion New
York State Common Retirement Fund
since 1982. He has been a Director
of the RCB Trust Company since
1991, a Trustee of the Nicholas
Applegate Investment Trust since
1993 and a Director of the Bramwell
Funds since 1994. He is also a
Director of Universal Stainless &
Alloy Products, Global
Pharmaceutical Corporation, United
Water Resources and United
Properties Group Gulf Resources
Corporation, and the Universal Bond
Fund, and is an advisor to
Associated Energy Managers. Mr.
Keane also serves as a Trustee of
his alma mater, Fairfield
University, and as a Director and
Chairman of the Investment
Committee of the United Negro
College Fund.

Robert H. Abrams * 65                       November              None
Founder of Colliers ABR, Inc.               26, 1997
(formerly Abrams Benisch Riker
Inc.), a property management firm.
Mr. Abrams was Principal of Colliers
ABR, Inc. from 1978 to 1992 and
since 1992, has served as a
Consultant. From 1959 to 1978, Mr.
Abrams was Executive Vice President
and Director of Cross and Brown
Company. Mr. Abrams also serves as a
Director of Greater New York Mutual
Insurance Company and Trustee
Emeritus and Presidential Counselor
of his alma mater, Cornell
University.  Mr. Abrams received his
M.B.A. from Harvard University and
his B.S. from Cornell University.

Name, Age, Business Experience                               Class R Shares
During Past Five Years and Other                         Beneficially Held As of
Relevant Information                    Director  Since     November 1, 1997
--------------------                    ---------------     ----------------
Anthony R. Manno Jr.** 45                  April 11,            4,863.813
Managing Director and President of           1997
SC(US)MG since March 1997 where he
is responsible for overseeing all
investment and capital allocation
matters for SC(US)MG's public market
securities activities and also
responsible for company and industry
analysis, market strategy and
trading and reporting; from January
1995 to March 1997, he was Managing
Director of SC(US)MG where he
performed the same functions. Mr.
Manno was a member of the Investment
Committee of Security Capital Group
from March 1994 to June 1996. Prior
to joining Security Capital, Mr.
Manno was a Managing Director of
LaSalle Partners Limited from March
1980 to March 1994. 1994. Mr. Manno
received his M.B.A. from the
University of Chicago Graduate
School of Business, an M.A. and B.A.
in Economics from Northwestern
University and is a Certified Public
Accountant.

Stephen F. Kasbeer*** 72                   April 11,               None
Retired; Senior Vice President for           1997
Administration and Treasurer for
Loyola University, Chicago from 1981
to July 1994, where he was responsible
for administration, investment, real
estate and treasurer functions,
served as Chief Investment Officer,
was Chairman of the Operations
Committee, was a member of the
Investment and Finance
Committees of the Board of Trustees
and was President and a Director of
the Loyola Management Company.  Mr.
Kasbeer received his J.D. from John
Marshall Law School and his M.A. and
B.S. from Northwestern University.

______________

(*) Nominee.
(**) Interested Director.
(***) Member of the Audit Committee.

Board Compensation

          Interested Directors receive no remuneration from the Fund. Each of the Independent Directors is paid an annual retainer of $14,000, an additional retainer of $1,000 for each meeting attended and is reimbursed for the expenses of attendance at any such meetings. The following information sets forth information regarding estimated compensation of Directors by the Fund for the fiscal year ending December 31, 1997.

                             Compensation Table(1)
                      Fiscal Year Ending December 31, 1997

                                           Pension or
                                           ----------
                                           Retirement
                                           ----------
                                            Benefits    Estimated
                                            --------    ---------
                              Aggregate    Accrued as    Annual          Total
                              ---------    ----------    -------         -----
                             Compensation   Part of     Benefits     Compensation
                             ------------   -------     --------     ------------
                                 From         Fund        Upon         From Fund
                                 ----         ----        ----         ---------
Name of Person, Position         Fund       Expenses   Retirement  Paid To Directors
------------------------         ----       --------   ----------  -----------------
George F. Keane
  Director..................   $ 2,167         N/A         N/A           $ 2,167
Stephen F. Kasbeer
   Director.................   $13,500         N/A         N/A           $13,500
Robert H. Abrams
   Director.................         0         N/A         N/A                 0
**Anthony R. Manno Jr.
    Chairman, Managing               0         N/A         N/A                 0
     Director and
     President

---------------------------

**   Interested Director.

(1) Estimated compensation is prorated from April 23, 1997, the effective date of the Fund's registration statement under the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended.


Executive Officers and Significant Employees of the Fund


                             Position with Fund        Business Experience
Name and Age                      and Term             During Past 5 Years
------------                 ------------------        -------------------
Anthony R. Manno Jr., 45     Chairman,           See "Proposal 2,
                             Managing Director   Director/Nominee Information"
                             and President       above, for biographical
                             since April 1997    information.

                             Position with Fund        Business Experience
Name and Age                      and Term             During Past 5 Years
------------                 ------------------        -------------------

John H. Gardner, Jr., 43     Managing            See "Proposal 2, Directors and
                             Director since      Principal Executive Officers
                             July 1997           of SC(US)MG" above, for
                                                 biographical information.



Jeffrey C. Nellessen, 36     Vice President      See "Proposal 2, Directors and
                             since December      Principal Executive Officers
                             1997 and Secretary  of SC(US)MG" above, for
                             and Treasurer       biographical information.
                             since April 199


Kenneth D. Statz, 38         Managing Director   See "Proposal 2, Directors and
                             since November      Principal Executive Officers
                             1997, Senior        of SC(US)MG" above, for
                             Vice President      biographical information.
                             from April 1997
                             to November 1997

Kevin W. Bedell, 41          Senior Vice         See "Proposal 2, Directors and
                             President since     Principal Executive Officers
                             November 1997       of SC(US)MG" above, for
                                                 biographical information.

Required Vote

     The election of a Director requires the affirmative vote of a majority of the shareholders present at the Meeting in person or by proxy and entitled to vote, provided a quorum is present.


                  THE BOARD OF DIRECTORS RECOMMENDS THAT THE
               SHAREHOLDERS VOTE "FOR" THE NOMINEES TO THE BOARD

                                  PROPOSAL 4

                  TO AMEND THE FUND'S FUNDAMENTAL INVESTMENT
                OBJECTIVE TO CLARIFY THAT THE FUND SHALL INVEST
                      PRIMARILY IN REAL ESTATE SECURITIES

     Currently, the Fund's investment objective is to provide above-average total returns, including current income and capital appreciation, primarily through investments in real estate securities in the United States. The Fund's long-term objective is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in the securities of publicly traded REITs in the United States by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques. These fundamental investment objectives may be changed only upon the approval of the Fund's shareholders.

     The Board has concluded that it would be in the best interests of the Fund and its shareholders to amend the Fund's long-term investment objective to clarify that the Fund will invest primarily in real estate securities, which may include publicly-traded REITs or other securities of real estate companies. For purposes of the Fund's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of commercial, industrial or residential real estate or that has at least 50% of its assets invested in such real estate.


     Amendment of the Fund's long-term investment policy would broaden the scope of permissible portfolio investments and provide the Fund with the flexibility to continue both to invest in publicly-traded REITS and to take advantage of investment opportunities in other securities of real estate companies. Enhanced investment flexibility would enable the Fund to diversify its investment portfolio and thereby reduce the risk to shareholders of a down-turn in the market for publicly-traded REITS. Thus, the Board recommends changing the Fund's long-term investment objective to state that the Fund intends "to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States, by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques."

Required Vote

     Amendment of this fundamental policy requires the affirmative vote of the holders of the lesser of: (i) 67% of the shares of the Fund present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy at the Meeting; or (ii) more than 50% of the outstanding shares of the Fund entitled to vote at the Meeting.


                THE BOARD RECOMMENDS THAT THE SHAREHOLDERS VOTE
                FOR AMENDING THE FUND'S FUNDAMENTAL INVESTMENT
                  POLICY TO CLARIFY THAT THE FUND WILL INVEST
                      PRIMARILY IN REAL ESTATE SECURITIES


                                 OTHER MATTERS

     The Fund's management does not know of any matters to be presented to the Meeting other than the matters set forth in this statement. If other business should properly come before the Meeting, the proxy holders will vote thereon in accordance with their best judgment.


                             SECURITIES OWNERSHIP

     As of November 25, 1997, there were 9,750,437.375 Class I shares and 53,409.61 Class R shares of the Fund issued and outstanding.

     The following table sets forth information, as of November 25, 1997, regarding the beneficial ownership of the Fund's Class I and Class R shares by shareholders owning more than 5% of either Class. As of November 25, 1997, no director, nominee, or executive officer of the Fund beneficially owned, individually or as a group, any of the Fund's Class I shares.


                             Name and Address of          Amount and Nature
Title of Class               Beneficial Owner             of Beneficial Ownership      Percent of Class
---------------              -----------------            -----------------------      ----------------

Class I                      SCERF Incorporated                 9,646,032.884               98.93%
                             3753 Howard Hughes Parkway
                             Las Vegas, Nevada 89109-0952

Class R                      Dennis G. Lopez                       18,498.266               34.63%
                             117 Beekman Street, 4E
                             New York, New York 10038-2001

Class R                      Trustees FBO Alexia DeGunzburg          4,987.15                9.34%
                             c/o Joseph Cooper
                             1675 Broadway
                             Floor 16
                             New York, New York 10019

Class R                      Gerard DeGunzburg                       4,987.15                9.34%
                             Peter F. DeGaetano, Jr.
                             Gregory DeGunzburg Trust
                             1675 Broadway
                             Floor 16
                             New York, New York 10019

Class R                      Anthony R. Manno Jr.*                  4,863.813                9.11%
                             85 East Westminster Road
                             Lake Forest, Illinois 60045-1803

Class R                      Directors, Nominees and                8,512.634               15.94%
                             Executive Officers as a
                             Group**/
                                  --

______________
(*)  Director, Chairman of the Board and President of  the Fund.

(**) Anthony R. Manno Jr., Director, Chairman of the Board and President, beneficially owns 4,863.813 Class R shares, John H. Gardner, Jr., Managing Director, beneficially owns 1,364.412 Class R shares, Jeffrey C. Nellessen, Secretary and Treasurer beneficially owns 843.883 Class R shares and Kevin W. Bedell, Senior Vice President beneficially owns 1,440.526 Class R shares.

                          INFORMATION ABOUT THE FUND

     Security Capital Employee REIT Fund Incorporated is a non-diversified, no-load, open-end management investment company. The Fund was incorporated under Maryland law as SCERF Incorporated ("SCERF"), a wholly-owned subsidiary of Security Capital Group, on December 20, 1996. On January 23, 1997, all the assets and liabilities of SCERF were transferred to the Fund in a reorganization transaction.

     To date, the Fund has issued one class of shares to directors, trustees, and employees of Security Capital Group and its affiliates, and members of their families. Upon the implementation of the multi-class structure, the Fund will issue two or more classes of shares to institutional and to retail investors.
At that time, the Fund's name will be changed to Security Capital U.S. Real Estate Shares Incorporated.

     The Fund's investment objective is to provide above-average total returns, including current income and capital appreciation, primarily through investment
in real estate securities in the United States.   The Fund's long-term objective
is to achieve top-quartile total returns as compared with other mutual funds that invest primarily in the securities of publicly traded REITs in the United States by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques. If Proposal 4 is approved by the Fund's shareholders, the Fund's long-term objective will be to achieve top-quartile total returns as compared with other mutual funds that invest primarily in real estate securities in the United States by integrating in-depth proprietary real estate market research with sophisticated capital markets research and modeling techniques.

     Under normal conditions, the Fund will invest at least 65% of its assets in REITs. The Fund will also invest in equity securities consisting of (i) common stocks, (ii) rights or warrants to purchase common stocks, (iii) securities convertible into common stocks where the conversion feature represents, in SC(US)MG's view, a significant element of the securities' value, and (iv) preferred stock. The Fund will not invest more than 10% of its nets assets in illiquid securities. For this purpose, illiquid securities include, among others, securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale. The Fund also may engage in short sale transactions in securities listed on one or more national securities exchanges or on the National Association of Securities Dealers, Inc. Automated Quotation System ("NASDAQ"). These investment policies are not "fundamental" and, therefore, may be changed by the Board without shareholder approval.


                           CUSTODIAN, TRANSFER AGENT

     Firstar Trust Company which has its principal business at 615 East Michigan Street, Milwaukee, Wisconsin 53202 has been retained to act as Custodian of he Fund's investments and as the Fund's transfer and dividend disbursing gent. Firstar Trust Company does not determine the investment policies of the Fund or decide which securities the Fund will buy or sell.


                              GENERAL INFORMATION

Shareholder Proposals and Shareholders' Meetings

     Any shareholder who wishes to submit a proposal for consideration at the Meeting should submit the proposal promptly to the Fund.

     The Fund is not required to hold regular annual shareholders' meetings. A shareholders' meeting shall, however, be called by the Secretary of the Fund upon the written request of holders of not less than 10% of the outstanding shares of the Fund entitled to vote at the meeting. The Fund will assist shareholders wishing to communicate with one another for the purpose of requesting such a meeting.

Semi-Annual Report

     Copies of the Fund's semi-annual report have previously been delivered to shareholders. Shareholders of the Fund may obtain without charge additional copies of the semi-annual report by writing to: Security Capital Employee REIT Fund Incorporated, c/o Firstar Trust Company, Mutual Fund Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling (800) 699-4594 (toll free).


     IN ORDER THAT THE PRESENCE OF A QUORUM AT THE MEETING MAY BE ASSURED, PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE.

                                        By Order of the Board of Directors,

                                        /s/ Jeffrey C. Nellessen

                                        Jeffrey C. Nellessen, Secretary


December 2, 1997

               SECURITY CAPITAL EMPLOYEE REIT FUND INCORPORATED

          This Proxy is Solicited on Behalf of the Board of Directors


            The undersigned hereby appoints John H. Gardner, Jr. and Jeffrey C. Nellessen as proxies, each with the powers to act alone and to appoint his or her substitute, and hereby authorizes them to represent and vote, as designated herein, all the shares of Security Capital Employee REIT Fund Incorporated which the undersigned is entitled to vote as of November 25, 1997, the record date, at the special meeting of shareholders to be held December 12, 1997, or any adjournment thereof.

                    THIS PROXY IS CONTINUED ON THE REVERSE.

                PLEASE SIGN ON THE REVERSE AND RETURN PROMPTLY



               SECURITY CAPITAL EMPLOYEE REIT FUND INCORPORATED

                        SPECIAL MEETING OF SHAREHOLDERS

                          THURSDAY, DECEMBER 12, 1997
                                  10:00 A.M.
                            11 SOUTH LASALLE STREET
                                 SECOND FLOOR
                            CHICAGO, ILLINOIS 60603

This proxy when properly executed will be voted in the    Please mark your vote
manner directed herein by the undersigned shareholder.    as indicated in this
If no direction is made, this Proxy will be voted FOR     example
the approval of the Distribution and Service Plan, FOR
the approval of the Amended Advisory Agreement, FOR the
nominees named in Item 3, and FOR the Proposal in Item 4.           X
All items are proposed by Security Capital Employee
REIT Fund Incorporated.


THE BOARD OF DIRECTORS RECOMMENDS THAT THE FUND'S CLASS R SHAREHOLDERS VOTE "FOR" EACH OF THE FOLLOWING PROPOSALS:

Item 1 - Proposal to approve a Distribution and Service Plan for Class I shares and a Distribution and Service Plan for Class R shares pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended.

         Class I shares:                     Class R shares:

         For      Against     Abstain        For      Against      Abstain

         [_]        [_]         [_]          [_]        [_]          [_]

Item 2 - Proposal to approve an amended investment advisory agreement between the Fund and Security Capital (US) Management Group Incorporated (formerly Security Capital Investment Research Group Incorporated) with a reduced management fee.

         For      Against     Abstain

         [_]        [_]         [_]

Item 3 - Proposal to elect George F. Keane and Robert H. Abrams as Directors of the Fund. You may withhold authority to vote for a nominee by lining through or otherwise striking out the name of the nominee.

         For      Against

         [_]        [_]

Item 4 - Proposal to amend the Fund's fundamental investment objective to clarify that the Fund will invest primarily in real estate securities.

         For      Against     Abstain

         [_]        [_]         [_]




Item 5 - In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.


                                Please sign as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

                                Dated: ________________________, 1997


                                -------------------------------------
                                                            Signature

                                -------------------------------------
                                                                 Name


                                -------------------------------------
                                                            Signature

                                -------------------------------------
                                                                 Name

             PLEASE SIGN, DATE AND MAIL YOUR PROXY CARD PROMPTLY!

                                                                       EXHIBIT A
                                                                       ---------

                         DISTRIBUTION AND SERVICE PLAN
                              FOR CLASS R SHARES

This Plan is adopted by Security Capital U.S. Real Estate Shares Incorporated (the "Company"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), to provide for payment by the Company of certain expenses in connection with the distribution of the Company's Class R shares, the provision of personal services to the Company's Class R shareholders and/or the maintenance of its Class R shareholder accounts. Payments under the Plan are to be made to Security Capital Markets Group Incorporated ("SCMGI") which serves as the principal underwriter for the Company under the terms of the Distribution and Servicing Agreement pursuant to which SCMGI offers and sells the shares of the Company.

Distribution Fee and Service Fee
The annual compensation payable by the Company to SCMGI is an amount equal to
 .25 of 1% on an annual basis of the Company's average net assets of the Class R shares as either (1) a "distribution fee" to finance the distribution of the Company's Class R shares, or (2) a "service fee" to finance shareholder servicing by SCMGI, its affiliated companies and broker-dealers who may sell Class R shares and to encourage and foster the maintenance of Class R shareholder accounts, or as a combination of the two fees. The amounts shall be payable to SCMGI monthly or at such other intervals as the board of directors may determine to compensate SCMGI for services provided hereunder. The amount of the distribution fee and service fee payable to SCMGI hereunder is not related directly to expenses incurred by SCMGI on behalf of the Company and the Company is not obligated to reimburse SCMGI for such expenses.

NASD Definition
For purposes of this Plan, the "distribution fee" may be considered as a sales charge that is deducted from the Class R net assets of the Company and does not include the service fee. The "service fee" shall be considered a payment made by the Company of personal service and/or maintenance of Class R shareholder accounts, as such is now defined by the National Association of Securities Dealers Regulation, Inc. ("NASD"), provided , however, if the NASD adopts a definition of "service fee" for purposes of Rule 2830 of the NASD Conduct Rules that differs from the definition of "service fee" as presently used, or if the NASD adopts a related definition intended to define the same concept, the definition of "service fee" as used herein shall be automatically amended to conform to the NASD definition.

Quarterly Reports
SCMGI shall provide to the board of directors of the Company and the board of directors shall review at least quarterly a written report of the amounts so expended of the distribution fee and/or service fee paid under this Plan and the purposes for which such expenditures were made.

Approval of Plan
This Plan shall become effective when it has been approved by a vote of at least a majority of the outstanding Class R voting securities of the Company (as defined in the Act) and by a vote of the board of directors of the Company and of the directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or any agreement related to this Plan (other than as directors or shareholders of the Company) ("independent directors") cast in person at a meeting called for the purposes of voting on such Plan.

Continuance
This Plan shall continue in effect for a period of one (1) year and thereafter from year to year only so long as such continuance is approved by the directors, including the independent directors, as specified hereinabove for the adoption of the Plan by the directors and independent directors.

Director Continuation
In considering whether to adopt, continue or implement this Plan, the directors shall have a duty to request and evaluate, and SCMGI shall have a duty to furnish, such information as may be reasonably necessary to an informed determination of whether this Plan should be adopted, implemented or continued.

Termination
This Plan may be terminated at any time by a vote of a majority of the independent directors of the Company or by a vote of the majority of the outstanding Class R voting securities of the Company without penalty. The distribution fee and service fee will be paid by the Company to SCMGI unless and until this Plan is terminated or not renewed, in which event, the Company shall pay SCMGI for services provided on a pro-rata basis up through the date of termination. Any expenses incurred by SCMGI on behalf of the Company in excess of the distribution fee and service fee payable hereunder through the date of termination are the sole responsibility and liability of SCMGI, and are not obligations of the Company.

Amendments
This Plan may not be amended to increase materially the amount to be spent for distribution of Class R shares, personal service and/or maintenance of shareholder accounts without approval of the Class R shareholders, and all material amendments of this Plan must be approved in the manner prescribed for the adoption of the Plan as provided hereinabove.

Directors
While this Plan is in effect, the selection and nomination of the directors who are not interested persons of the Company shall be committed to the discretion of the directors who are not interested persons of the Company.

Records
Copies of this Plan, the Distribution Agreement and reports made pursuant to this Plan shall be preserved as provided in Rule 12b-1(f) under the Act.

                                                                       EXHIBIT B
                                                                       ---------



                         DISTRIBUTION AND SERVICE PLAN
                              FOR CLASS I SHARES

This Plan is adopted by Security Capital U.S. Real Estate Shares Incorporated (the "Company"), pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Act"), to provide for payment by the Company of certain expenses in connection with the distribution of the Company's Class I shares, the provision of personal services to the Company's Class I shareholders and/or the maintenance of its Class I shareholder accounts. Payments under the Plan are to be made to Security Capital Markets Group Incorporated ("SCMGI") which serves as the principal underwriter for the Company under the terms of the Distribution and Servicing Agreement pursuant to which SCMGI offers and sells the shares of the Company.

Distribution Fee and Service Fee
The annual compensation payable by the Company to SCMGI is an amount equal to
 .25 of 1% on an annual basis of the Company's average net assets of the Class I shares as either (1) a "distribution fee" to finance the distribution of the Company's Class I shares, or (2) a "service fee" to finance shareholder servicing by SCMGI, its affiliated companies and broker-dealers who may sell Class I shares and to encourage and foster the maintenance of Class I shareholder accounts, or as a combination of the two fees. The amounts shall be payable to SCMGI monthly or at such other intervals as the board of directors may determine to compensate SCMGI for services provided hereunder. The amount of the distribution fee and service fee payable to SCMGI hereunder is not related directly to expenses incurred by SCMGI on behalf of the Company and the Company is not obligated to reimburse SCMGI for such expenses.

NASD Definition
For purposes of this Plan, the "distribution fee" may be considered as a sales charge that is deducted from the Class I net assets of the Company and does not include the service fee. The "service fee" shall be considered a payment made by the Company for personal service and/or maintenance of Class I shareholder accounts, as such is now defined by the National Association of Securities Dealers Regulation, Inc. ("NASD"), provided , however, if the NASD adopts a definition of "service fee" for purposes of Rule 2830 of the NASD Conduct Rules that differs from the definition of "service fee" as presently used, or if the NASD adopts a related definition intended to define the same concept, the definition of "service fee" as used herein shall be automatically amended to conform to the NASD definition.

Quarterly Reports
SCMGI shall provide to the board of directors of the Company and the board of directors shall review at least quarterly a written report of the amounts so expended of the distribution fee and/or service fee paid under this Plan and the purposes for which such expenditures were made.

Approval of Plan
This Plan shall become effective when it has been approved by a vote of at least a majority of the outstanding Class I voting securities of the Company (as defined in the Act) and by a vote of the board of directors of the Company and of the directors who are not interested persons of the Company and have no direct or indirect financial interest in the operation of the Plan or any agreement related to this Plan (other than as directors or shareholders of the Company) ("independent directors") cast in person at a meeting called for the purposes of voting on such Plan.

Continuance
This Plan shall continue in effect for a period of one (1) year and thereafter from year to year only so long as such continuance is approved by the directors, including the independent directors, as specified hereinabove for the adoption of the Plan by the directors and independent directors.

Director Continuation
In considering whether to adopt, continue or implement this Plan, the directors shall have a duty to request and evaluate, and SCMGI shall have a duty to furnish, such information as may be reasonably necessary to an informed determination of whether this Plan should be adopted, implemented or continued.

Termination
This Plan may be terminated at any time by a vote of a majority of the independent directors of the Company or by a vote of the majority of the outstanding Class I voting securities of the Company without penalty. The distribution fee and service fee will be paid by the Company to SCMGI unless and until this Plan is terminated or not renewed, in which event the Company shall pay SCMGI for services provided on a pro-rata basis up through the date of termination. Any expenses incurred by SCMGI on behalf of the Company in excess of the distribution fee and service fee payable hereunder through the date of termination are the sole responsibility and liability of SCMGI, and are not obligations of the Company.

Amendments
This Plan may not be amended to increase materially the amount to be spent for distribution of Class I shares, personal service and/or maintenance of shareholder accounts without approval of the Class I shareholders, and all material amendments of this Plan must be approved in the manner prescribed for the adoption of the Plan as provided hereinabove.

Directors
While this Plan is in effect, the selection and nomination of the directors who are not interested persons of the Company shall be committed to the discretion of the directors who are not interested persons of the Company.

Records
Copies of this Plan, the Distribution Agreement and reports made pursuant to this Plan shall be preserved as provided in Rule 12b-1(f) under the Act.

                                                                   EXHIBIT C
                                                                   ---------

                         INVESTMENT ADVISORY AGREEMENT

             Security Capital U.S. Real Estate Shares Incorporated


                     Amended and Restated December __, 1997


Security Capital (US) Management Group Incorporated
11 South LaSalle Street, Second Floor
Chicago, Illinois  60603


Dear Sirs:

     We, the undersigned Security Capital U.S. Real Estate Shares Incorporated, herewith confirm our agreement with you as follows:

     1. We are an open-end, non-diversified management investment company. Our Directors are authorized to reclassify and issue any unissued shares to any number of additional classes or series (portfolios), each having its own investment objective, policies and restrictions, without shareholder approval, all as more fully described in our prospectus and statement of additional information.

     We propose to engage in the business of investing and reinvesting our assets in securities of the type and in accordance with the limitations specified in our Articles of Incorporation, By-Laws and any representations made in our prospectus and statement of additional information, all in such manner and to such extent as may from time to time be authorized by our Board of Directors. We enclose copies of the documents listed above and will from time to time furnish you with any amendments thereof.

     2. (a) We hereby employ you to manage the investment and reinvestment of our assets as above specified and, without limiting the generality of the foregoing, to provide management, investment, advisory and other services specified below.

          (b) You will make decisions with respect to all purchases and sales of our portfolio securities. To carry out such decisions, you are hereby authorized, as our agent and attorney-in-fact, for our account and at our risk and in our name, to place orders for the investment and reinvestment of our assets. In all purchases, sales and other transactions in our portfolio securities you are authorized to exercise full discretion and act for us in the same manner and with the same force and effect as we might or could do with respect to such purchases, sales or other transactions, as well as with respect to all other things necessary or incidental to the furtherance or conduct of such purchases, sales or other transactions.

          (c) You will report to our Board of Directors at each meeting thereof all changes in our portfolio since the prior report, and will also keep us in touch with important developments affecting our portfolio and on your own initiative will furnish us from time to time with such information as you may believe appropriate for this purpose, whether concerning the individual issuers whose securities are included in our portfolio, the industries in which they engage, or the conditions prevailing in the economy generally. You will also furnish us with such statistical and analytical information with respect to our portfolio securities as you may believe appropriate or as we reasonably may request. In making such purchases and sales of our portfolio securities, you will bear in mind the policies set from time to time by our Board of Directors as well as the limitations imposed by our Articles of Incorporation, the Investment

Company Act of 1940 (the "Act") and the Securities Act of 1933, and of the Internal Revenue Code of 1986, as amended, in respect of regulated investment companies.

          (d) It is understood that you will from time to time employ or associate with yourselves such persons as you believe to be particularly fitted to assist you in the execution of your duties hereunder, the cost of performance of such duties to be borne and paid by you. No obligation may be incurred on our behalf in any such respect. During the continuance of this Agreement at our request you will provide us persons satisfactory to our Board of Directors to serve as our officers.

     3. We propose to retain the services of an administrator, which shall be a firm acceptable to you, to administer all aspects of our operations except those which are your responsibility pursuant to this Agreement. We will bear the cost of and pay the fee of the administrator. Our initial Administrator will be Security Capital (US) Management Group Incorporated.

     4. It is further agreed that you shall pay the fees and expenses associated with the printing and mailing of our prospectus and statement of additional information, and any other sales literature, to parties other than existing shareholders. We hereby confirm that, subject to the foregoing, we shall be responsible and hereby assume the obligation for payment of all our other expenses, including: (a) payment of the fee payable to you under paragraph 6 hereof; (b) charges and expenses of our administrator, custodian, transfer, and dividend disbursing agent; (c) fees of directors who are not your affiliated persons; (d) legal and auditing expenses; (e) compensation of our officers, Directors and employees who do not devote any part of their time to your affairs or the affairs of your affiliates other than us; (f) costs of printing our prospectuses and stockholder reports; (g) costs of proxy solicitation; (h) costs of maintenance of corporate existence; (i) interest charges, taxes, brokerage fees and commissions; (j) costs of stationery and supplies; (k) expenses and fees related to registration and filing with the Securities and Exchange Commission and with state regulatory authorities; and (l) upon the approval of the Board of Directors, costs of your personnel or your affiliates rendering clerical, accounting and other office services.

     5. We shall expect of you, and you will give us the benefit of, your best judgment and efforts in rendering these services to us, and we agree as an inducement to your undertaking these services that you shall not be liable hereunder for any mistake of judgment or in any event whatsoever, except for lack of good faith, provided that nothing herein shall be deemed to protect, or purport to protect, you against any liability to us or to our security holders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties hereunder, or by reason of your reckless disregard of your obligations and duties hereunder.

     6. In consideration of the foregoing we will pay you a monthly fee at an annualized rate of .60 of 1% of the average daily net assets of each class of shares. Such fee shall be payable in arrears on the last day of each calendar month for services performed hereunder during such month. If this Agreement terminates prior to the end of a month, such fee shall be prorated according to the proportion which such portion of the month bears to the full month.


     7. This Agreement shall become effective on the date it is approved by the vote of a majority of the Company's outstanding voting securities, as defined in the Act, and shall continue in effect until the second anniversary of the date hereof and may be continued for successive twelve-month periods (computed from each January 1) with respect to each portfolio provided that such continuance is specifically approved at least annually by the Board of Directors or by majority vote of the holders of the outstanding voting securities of such portfolio (as defined in the Act), and, in either case, by a majority of the Board of Directors who are not interested persons, as defined in the Act, of any party to this Agreement (other than as Directors of our corporation), provided further, however, that if the continuation of this Agreement is not approved, you may continue to render the services described herein in the manner and to the extent permitted by the Act and the rules and regulations thereunder. Upon the effectiveness of this Agreement, it shall supersede all previous agreements between us covering the subject matter hereof. This Agreement may be terminated at any time, without the payment of any penalty, by vote of a majority of the outstanding voting securities (as so defined) or by a vote of a majority of the Board of Directors on 60 days' written notice to you, or by you on 60 days' written notice to us.

     8. This Agreement may not be transferred, assigned, sold or in any manner hypothecated or pledged by you and this Agreement shall terminate automatically in the event of any such transfer, assignment, sale, hypothecation or pledge by you. The terms "transfer", "assignment" and "sale" as used in this paragraph shall have the meanings ascribed thereto by governing law and any interpretation thereof contained in rules or regulations promulgated by the Securities and Exchange Commission thereunder.

     9. Except to the extent necessary to perform your obligations hereunder, nothing herein shall be deemed to limit or restrict your right, or the right of any of your officers, directors or employees, who may also be a Director, officer or employee of ours, or persons otherwise affiliated with us (within the meaning of the Act) to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other trust, corporation, firm, individual or association.

     10. This Agreement shall be construed in accordance with the laws of the State of Illinois, provided, however, that nothing herein shall be construed as being inconsistent with the Act.

     If the foregoing is in accordance with your understanding, will you kindly so indicate by signing and returning to us the enclosed copy hereof.

                              Very truly yours,

                              Security Capital U.S. Real Estate Shares
                              Incorporated


                              By:
                                 ----------------------------------------
                                      Anthony R. Manno Jr.
                                       President


Agreed to and accepted as
of the date first set forth above


By:
   ------------------------------